Other Current Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Other Assets, Current [Line Items]
VAT recoverable	$ 32,016	193,818	162,195
Income taxes recoverable	328	1,987	48,268
Unbilled solar systems integration revenue	4,258	25,775	60,822
Other receivables - net	5,540	33,544	20,064
Prepaid expenses - net	7,670	46,437	65,435
Other current assets	$ 49,812	301,561	356,784